Exhibit 13(b)

APPENDIX A TO DISTRIBUTION AND SERVICE PLAN

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)

Low Duration Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor A1	0%	.10%
	Investor B	.75%	.25%
	Investor B1	.50%	.25%
	Investor B2	.30%	.10%
	Investor C	.75%	.25%
	Investor C1	.55%	.25%
	Investor C2	.30%	.10%
	R	.25%	.25%

Intermediate Bond Portfolio II	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Intermediate Government Bond Portfolio	Institutional	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Government Income Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor B1	.50%	.25%
	Investor C	75%	.25%
	Investor C1	.55%	.25%
	R	.25%	.25%

Total Return Portfolio II	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)

Managed Income Portfolio	Institutional	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

International Bond Portfolio	Institutional	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%
	BlackRock	0%	0%

AMT-Free Municipal Bond Portfolio	Institutional	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	BlackRock	0%	0%

Ohio Municipal Bond Portfolio	Institutional	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%

GNMA Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Delaware Municipal Bond Portfolio	Institutional	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%

Kentucky Municipal Bond Portfolio	Institutional	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%

High Yield Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)

	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor B1	.50%	.25%
	Investor C	75%	.25%
	Investor C1	.55%	.25%
	R	.25%	.25%

BlackRock Strategic Portfolio I	Institutional	0%	0%

Total Return Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Enhanced Income Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service
	Investor A
	R	0%	.25%
		0%	.25%
	Investor C	.25%	.25%
	R

Inflation Protected Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Service	0%	.25%
	Investor A	0%	.25%
	Investor B	.75%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Long Duration Bond Portfolio	Institutional	0%	0%
	BlackRock	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

Conservative Prepared Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Moderate Prepared Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)

	R	.25%	.25%

Growth Prepared Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Aggressive Growth Prepared Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	R	.25%	.25%

Prepared Portfolio 2010	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

Prepared Portfolio 2015	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

Prepared Portfolio 2020	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

Prepared Portfolio 2025	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

Prepared Portfolio 2030	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

Prepared Portfolio 2035	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

Prepared Portfolio 2040	Institutional	0%	0%
	Investor A	0%	.25%

Name of Portfolio	Class of Shares	Distribution Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)	Service Fee (expressed as a percentage of average daily net assets of the Portfolio attributable to the specified Class)

	R	.25%	.25%

Prepared Portfolio 2045	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

Prepared Portfolio 2050	Institutional	0%	0%
	Investor A	0%	.25%
	R	.25%	.25%

Emerging Market Debt Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%
	BlackRock	0%	0%

Strategic Income Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%

Income Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%

Income Builder Portfolio	Institutional	0%	0%
	Investor A	0%	.25%
	Investor C	.75%	.25%

“BlackRock Funds II” and “Trustees of BlackRock Funds II” refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated April 26, 2007 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund.  The obligations of “BlackRock Funds II” entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

Agreed to and accepted as of , 2007.

BLACKROCK FUNDS II

By:
Name:
Title:

2